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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 4, 2004

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

           Delaware                        0-13667              22-2677298
   (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)

   1386 Beulah Road, Building 801, Pittsburgh, PA                 15235
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, including area code: (412) 243-3200

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ITEM  5 - OTHER EVENTS

         On March 4, 2004 PDG Environmental, Inc. (the "Company") closed on a private placement transaction pursuant to which it sold 1,250,000 million shares of the Company's Common Stock, par value $0.02 per share (the "Shares"), to Barron Partners, LP (the "Investor") for an aggregate purchase price of $500,000. In addition, the Company issued two warrants to the Investor exercisable for shares of its Common Stock (the "Warrants"). The Shares and the Warrants were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended. A copy of the stock purchase agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         The First Warrant provides the Investor the right to purchase up to 1,500,000 shares of the Company's Common Stock. The First Warrant has an exercise price of $0.80 per share resulting in proceeds of $1,200,000 to the Company upon its full exercise and expires five years from the date of issuance. The Company may require the Investor to exercise the First Warrant in full at any time until December 4, 2005, if the average price of the Company's Common Stock exceeds $1.20 for ten consecutive trading days and the Company has an Registration Statement effective for the same ten consecutive trading days. A copy of the First Warrant is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

         The Second Warrant provides the Investor the right to purchase up to 2,000,000 shares of the Company's Common Stock. The Second Warrant has an exercise price of $1.60 per share resulting in proceeds of $3,200,000 to the Company upon its full exercise and expires five years from the date of issuance. The Company may require the Investor to exercise the Second Warrant in full at any time until December 4, 2005 if the average price of the Company's Common Stock exceeds $2.40 for twenty consecutive trading days and the Company has an Registration Statement effective for the same twenty consecutive trading days. A copy of the Second Warrant is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

         In connection with these transactions, the Company and the Investor entered into a Registration Rights Agreement. Under this agreement, the Company is required to file within ninety (90) days of closing a registration statement with the U.S. Securities and Exchange Commission for the purpose of registering the resale of the Shares and the shares of Common Stock underlying the Warrants. A Copy of the Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

         The Company intends to utilize the proceeds from the sale of its Common Stock for general business purposes and to fund its acquisition strategy.

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ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

(c)      Exhibits


                                                                           PAGES OF
                                                                         SEQUENTIAL
                      EXHIBIT INDEX                                NUMBERING SYSTEM
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
10.1     Stock Purchase Agreement between PDG Environmental,
         Inc. and Barron Partners LP, dated March 4, 2004.

10.2     Registration Rights Agreement between PDG Environmental,
         Inc. and Barron Partners dated March 4, 2004.

10.3     First Warrant to purchase shares of PDG
         Environmental, Inc.

10.4     Second Warrant to purchase shares of PDG
         Environmental, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PDG ENVIRONMENTAL, INC.

                                      By /s/ John C. Regan
                                      ------------------------------------------
                                          John C. Regan
                                          Chairman and Chief Executive Officer

Date: March 12, 2004

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